Exhibit 10.66

CV THERAPEUTICS, INC.

$100,000,000 2.0% Senior Subordinated Convertible

Debentures Due 2023

PURCHASE AGREEMENT

New York, New York

June 13, 2003

CITIGROUP GLOBAL MARKETS INC.

CIBC WORLD MARKETS CORP.

DEUTSCHE BANK SECURITIES INC.

FIRST ALBANY CORPORATION

NEEDHAM & COMPANY, INC.

SG COWEN SECURITIES CORPORATION

As Representatives of the several Initial Purchasers

named in Schedule I hereto

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Ladies and Gentlemen:

CV Therapeutics, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), proposes to issue and sell to the several parties named in Schedule I hereto (the “Initial Purchasers”), for whom you (the “Representatives”) are acting as representatives, $100,000,000 aggregate principal amount of its 2.0% senior subordinated convertible debentures due 2023 (the “Firm Securities”) and, at the election of the Initial Purchasers, of up to $25,000,000 additional aggregate principal amount thereof (the “Option Securities”) (the Firm Securities and Option Securities which the Initial Purchasers elect to purchase pursuant to this Agreement being collectively referred to as the “Securities”) convertible into shares of common stock, par value $.001 per share (the “Shares”) of the Company. The Securities will be issued pursuant to an indenture (the “Indenture”), to be dated as of the Closing Date (as defined below), between the Company and Wells Fargo Bank, N.A., as trustee (the “Trustee”). The Securities will have the benefit of a registration rights agreement (the “Registration Rights Agreement”), to be dated as of the Closing Date, between the Company and the Initial Purchasers, pursuant to which the Company will agree to register the Securities under the Act subject to the terms and conditions therein specified. The Company will enter into a pledge and escrow agreement (the “Escrow Agreement”), to be dated as of the Closing Date, pursuant to which the Company will deposit on the Closing Date funds sufficient to make the first six scheduled interest payments on the Securities. To the extent there are no additional parties listed on Schedule I other than you, the term “Representatives” as used herein shall mean you as the Initial Purchasers, and the terms Representatives and Initial Purchasers shall mean either the singular or plural as the context requires. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Certain terms used herein are defined in Section 18 hereof.

The sale of the Securities to the Initial Purchasers will be made without registration of the Securities under the Act in reliance upon exemptions from the registration requirements thereof.

In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum, dated June 12, 2003 (as amended or supplemented at the Execution Time, including any and all exhibits thereto and any information incorporated by reference therein, the “Preliminary Memorandum”), and a final offering memorandum, dated June 13, 2003 (as amended or supplemented at the Execution Time, including any and all exhibits thereto and any information incorporated by reference therein, the “Final Memorandum”). Each of the Preliminary Memorandum and the Final Memorandum sets forth certain information concerning the Company and the Securities. The Company hereby confirms that it has authorized the use of the Preliminary Memorandum and the Final Memorandum, and any amendment or supplement thereto, in connection with the offer and sale of the Securities by the Initial Purchasers. Unless stated to the contrary, any references herein to the terms “amend,” “amendment” or “supplement” with respect to the Final Memorandum shall be deemed to refer to and include any information filed under the Exchange Act subsequent to the Execution Time which is incorporated by reference therein.

1. Representations and Warranties. The Company represents and warrants to each Initial Purchaser as set forth below in this Section 1.

(a) The Preliminary Memorandum, at the date thereof, did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. At the Execution Time, on the Closing Date and on any Additional Closing Date, the Final Memorandum did not, and will not (and any amendment or supplement thereto, at the date thereof, at the Closing Date and on any Additional Closing Date, will not), contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty as to the information contained in or omitted from the Preliminary Memorandum or the Final Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Initial Purchasers through the Representatives specifically for inclusion therein.

(b) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration of the Securities under the Act.

(c) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf (other than the Initial Purchasers, as to which the Company makes no representation) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.

(d) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Act.

(e) Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf has engaged in any directed selling efforts with respect to the Securities, and each of them has complied with the offering restrictions requirements of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S.

(f) The Company expects that the Securities will be designated PORTAL-eligible securities by the NASD’s PORTAL MARKET prior to the Closing Date in accordance with the rules and regulations of the NASD.

(g) The Company is subject to and in full compliance with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act.

(h) The Company has not paid or agreed to pay to any person any compensation for soliciting another to purchase any securities of the Company (except as contemplated by this Agreement).

(i) The Company has not taken, directly or indirectly, any action designed to cause or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(j) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties and to conduct the business in which it is engaged, except where the failure to so qualify or have such power or authority would not have, singularly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company (a “Material Adverse Effect”). Except for CV Therapeutics Europe Limited, the Company’s wholly-owned subsidiary, the Company does not own or control, directly or indirectly, any corporations, associations or other entities.

(k) The Company’s authorized equity capitalization is as set forth in the Final Memorandum and the Common Stock conforms in all material respects to the description thereof contained in the Final Memorandum; all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and conform to the description thereof contained in the Final Memorandum; the Shares initially issuable upon conversion of the Securities have been duly and validly authorized and, when issued upon conversion in accordance with the terms of the Securities and the Indenture, will be validly issued, fully paid and nonassessable; the Board of Directors of the Company or a duly constituted committee thereof has duly and validly adopted resolutions reserving such Shares for issuance upon conversion; and, except as set forth in the Final Memorandum, no options, warrants, or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for shares of capital stock or ownership interest in the Company are outstanding.

(l) This Agreement has been duly authorized, executed and delivered by the Company; the Indenture has been duly authorized and, assuming due authorization, execution and delivery thereof by the Trustee, when executed and delivered by the Company, will constitute a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity); the Securities have been duly authorized, and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers, will have been duly executed and delivered by the Company and will constitute legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms (subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity); the Registration Rights Agreement has been duly authorized and, when executed and delivered by the Company, will constitute a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity); and the Escrow Agreement has been duly authorized and, when executed and delivered by the Company, will constitute a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity).

(m) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets.

(n) Ernst & Young LLP, who have expressed their opinions on the audited financial statements and related schedules incorporated by reference in the Final Memorandum, are independent public accountants as required by the Securities Act.

(o) The financial statements, together with the related notes and schedules incorporated by reference in the Final Memorandum, fairly present the financial position and the results of operations and changes in financial position of the Company at the respective dates or for the respective periods therein specified. Such statements and related notes and schedules have been prepared in accordance with generally accepted accounting principles applied on a consistent basis except as may be set forth in the Final Memorandum.

(p) The Company has not sustained, since the date of the latest audited financial statements included or incorporated by reference in the Final Memorandum, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Final Memorandum; and, since such date, there has not been any material change in the capital stock or long-term debt of the Company or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, general affairs, management, financial position, stockholders’ equity or results of operations of the Company (a “Material Adverse Change”), otherwise than as set forth or contemplated in the Final Memorandum.

(q) Except as set forth in the Final Memorandum, there is no legal or governmental proceeding pending to which the Company is a party or of which any property or assets of the Company is the subject which, singularly or in the aggregate, if determined adversely to the Company, might have a Material Adverse Effect or would prevent or adversely affect the ability of the Company to perform its obligations under this Agreement; and to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(r) The Company (i) is not in violation of its charter or by-laws, (ii) is not in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject and (iii) is not in violation in any respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject except, with respect to clauses (ii) and (iii), any violations or defaults which, singularly or in the aggregate, would not have a Material Adverse Effect.

(s) The Company possesses such permits, licenses, approvals, consents and other authorizations (including licenses, pharmacy licenses, accreditation and other similar documentation or approvals of any local health departments) (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies, including, without limitation, the United States Food and Drug Administration (“FDA”), necessary to conduct the business now operated by it; the Company is in compliance with the terms and conditions of all such Governmental Licenses and all applicable FDA rules and regulations, guidelines and policies, except where the failure so to comply could not reasonably be expected to, singularly or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect could not reasonably be expected to result in a Material Adverse Effect; and the Company has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singularly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to result in a Material Adverse Effect.

(t) The Company owns or possesses adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property, including, without limitation, all of the intellectual property described in the Final Memorandum as being owned or licensed by the Company (collectively, “Intellectual Property”), necessary to carry on the business now operated by it. Except as set forth in the Final Memorandum (exclusive of any amendments thereto after the date hereof), no valid U.S. patent is, or to the knowledge of the Company would be, infringed by the activities of the Company in the manufacture, use, offer for sale or sale of any product or component thereof as described in the Final Memorandum. The patent applications (the “Patent Applications”) filed by or on behalf of the Company described in the Final Memorandum have been properly prepared and filed on behalf of the Company; except as set forth in the Final Memorandum (exclusive of any amendments thereto after the date hereof) each of the Patent Applications and patents (the “Patents”) described in the Final Memorandum is assigned or licensed to the Company, and, except as set forth in the Final Memorandum (exclusive of any amendments thereto after the date hereof), no other entity or individual has any right or claim in any Patent, Patent Application or any patent to be issued therefrom; and, to the knowledge of the Company, each of the Patent Applications discloses potentially patentable subject matter. There are no actions, suits or judicial proceedings pending relating to patents or proprietary information to which the Company is a party or of which any property of the Company is subject and the Company has not received any notice and is not otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which could render any Intellectual Property invalid or inadequate to protect the interest of the Company therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

(u) The human clinical trials conducted by the Company or in which the Company has participated relating to ranolazine, tecadenoson and CVT-3146 that are described in the Final Memorandum, or the results of which are referred to in the Final Memorandum, if any, are the only human clinical trials currently being conducted by or on behalf of the Company, and, to the best of the Company’s knowledge, such studies and tests were and, if still pending, are being, conducted in accordance with experimental protocols, procedures and controls pursuant to accepted professional scientific standards; the descriptions of the results of such studies, tests and trials contained in the Final Memorandum, if any, are accurate and complete in all material respects. The Company has no knowledge of any other studies or tests, the results of which call into question the results of the clinical trials described in the Final Memorandum. The Company has not received any notices or correspondence from the FDA or any other governmental agency requiring the termination, suspension or modification of any clinical trials conducted by, or on behalf of, the Company or in which the Company has participated that are described in the Final Memorandum, if any, or the results of which are referred to in the Final Memorandum. All human clinical trials previously conducted by or on behalf of the Company while conducted by or on behalf of the Company, were conducted in accordance with experimental protocols, procedures and controls pursuant to accepted professional scientific standards; the descriptions of the results of such studies, tests and trials contained in the Final Memorandum, if any, are accurate and complete in all material respects.

(v) The Company is not and, after giving effect to the offering of the Securities and the application of the proceeds thereof as described in the Final Memorandum, will not become an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”) and the rules and regulations of the Commission thereunder.

(w) Neither the Company nor any of its officers, directors or affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

(x) The Company has good and marketable title in fee simple to, or has valid rights to lease or otherwise use, all items of real or personal property which are material to the business of the Company, in each case free and clear of all liens, encumbrances, claims and defects that may result in a Material Adverse Effect.

(y) No labor disturbance by the employees of the Company exists or, to the best of the Company’s knowledge, is imminent which might be expected to have a Material Adverse Effect. The Company is not aware that any key employee or significant group of employees of the Company plans to terminate employment with the Company.

(z) No “prohibited transaction” (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)) or “accumulated funding deficiency” (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan which could have a Material Adverse Effect; each employee benefit plan is in compliance in all material respects with applicable law, including ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any “pension plan”; and each “pension plan” (as defined in ERISA) for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualifications.

(aa) There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company (or, to the best of the Company’s knowledge, any other entity for whose acts or omissions the Company is or may be liable) upon any of the property now or previously owned or leased by the Company, or upon any other property, in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability which would not have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect; there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company has knowledge, except for any such disposal, discharge, emission, or other release of any kind which would not have, singularly or in the aggregate with all such discharges and other releases, a Material Adverse Effect.

(bb) The Company (i) has filed all necessary federal, state and foreign income and franchise tax returns or has duly requested extensions thereof, (ii) has paid all federal, state, local and foreign taxes due and payable for which it is liable, except to the extent that any such taxes are being contested in good faith and by appropriate proceedings, and (iii) does not have any tax deficiency or claims outstanding or assessed or, to the best of the Company’s knowledge, proposed against it which, in each of the cases described in clauses (i), (ii) and (iii), could reasonably be expected to have a Material Adverse Effect.

(cc) The Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on the Nasdaq National Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the Commission or the NASD is contemplating terminating such registration or listing.

(dd) The Company carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of its businesses and the value of its properties and as is customary for companies engaged in similar businesses in similar industries.

(ee) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(ff) The minute books of the Company have been made available to the Initial Purchasers and counsel for the Initial Purchasers, and such books (i) contain a complete summary of all meetings and actions of the directors and stockholders of the Company since the time of its respective incorporation through the date of the latest meeting and action, and (ii) accurately in all material respects reflect all transactions referred to in such minutes.

(gg) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the Final Memorandum and which is not so described.

(hh) No person or entity has the right to require registration of shares of Common Stock or other securities of the Company (other than the Securities) as a result of or in connection with the transactions contemplated by this Agreement or the Registration Rights Agreement, except for persons and entities who have expressly waived such right or who have been given proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right.

(ii) The Company does not own any “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of the sale of the Securities will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Securities to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

(jj) The Company is not a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Initial Purchasers for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities.

(kk) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained or incorporated by reference in the Final Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(ll) The Company has not distributed and, prior to the later of (i) the Closing Date and (ii) the completion of the distribution of the Securities, will not distribute any written offering material in connection with the offering and sale of the Securities other than the Preliminary Memorandum and the Final Memorandum or any amendment thereto.

2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, on the Closing Date, the Company agrees to sell to each Initial Purchaser, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, at a purchase price of 97% of the principal amount thereof, plus accrued interest, if any, from June 18, 2003 to the Closing Date, the aggregate principal amount of Securities set forth opposite such Initial Purchaser’s name in Schedule I hereto.

(b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several Initial Purchasers to purchase, severally and not jointly, the Option Securities at the same purchase price as the Initial Purchasers paid for the Firm Securities, plus accrued interest, if any, from June 18, 2003 to the Additional Closing Date. The option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Final Memorandum upon written or telegraphic notice by the Representatives to the Company setting forth the number of Option Securities as to which the Initial Purchasers are exercising the option and the settlement date. Delivery of the Option Securities, and payment therefor, shall be made as provided in Section 3 hereof. The principal amount of Option Securities to be purchased by each Initial Purchaser shall be the same percentage of the total number of Option Securities to be purchased by the Initial Purchasers as such Initial Purchaser is purchasing of the Firm Securities, subject to such adjustments as the Representatives shall deem advisable.

3. Delivery and Payment. Delivery of and payment for the Securities shall be made at 10:00 A.M., New York City time, on June 18, 2003, or at such time on such later date (not later than June 25, 2003) as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the “Closing Date”). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Initial Purchasers against payment by the several Initial Purchasers through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to the account specified by the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Company will deliver the Option Securities (at the expense of the Company) to the Representatives on the date specified by the Representatives (which shall be within three Business Days after exercise of said option), for the respective accounts of the several Initial Purchasers, against payment by the several Initial Purchasers through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to the account specified by the Company. If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Representatives on the settlement date for the Option Securities (the “Additional Closing Date”), and the obligation of the Initial Purchasers to purchase the Option Securities shall be conditioned upon receipt of supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

4. Offering by Initial Purchasers. Each Initial Purchaser, severally and not jointly, represents and warrants to and agrees with the the Company as follows:

(a) It has not offered or sold, and will not offer or sell, any Securities except (i) to those it reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the Act) and that, in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of such Securities is aware that such sale is being made in reliance on Rule 144A; or (ii) in accordance with the restrictions set forth in Exhibit A hereto.

(b) Neither it nor any person acting on its behalf (i) has made or will make offers or sales of the Securities in the United States by means of any form of general solicitation or general advertising (within the meaning of Regulation D) in the United States or (ii) has engaged or will engage in any directed selling efforts with respect to the Securities, and each such person has complied and will comply with the offering restrictions of Rule 144A.

(c) It is a “qualified institutional buyer” within the meaning of Rule 144A under the Act.

(d) Such Initial Purchaser will take reasonable steps to inform, and cause each of its Affiliates to take reasonable steps to inform persons acquiring Securities from such Initial Purchaser or Affiliate, as the case may be, in the United States that (i) the offering and sale of the Securities have not been and will not be registered under the Act, (ii) the Securities are being sold to them without registration under the Act in reliance on Rule 144A or in accordance with the requirements set forth in Exhibit A hereto and (iii) the Securities may not be offered, sold or otherwise transferred except (A) to the Company, (B) pursuant to a registration statement that has been declared effective under the Act, or (C) in accordance with (1) Rule 144A to a person whom the seller reasonably believes is a qualified institutional buyer that is purchasing such Securities for its own account or for the account of a qualified institutional buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A or (2) pursuant to another available exemption from registration under the Act.

(e) The transfer restrictions and the other provisions set forth in the Final Memorandum under the heading “Transfer Restrictions,” including the legend required thereby, shall apply to the Securities except as otherwise agreed by the Company and the Initial Purchasers.

5. Agreements. The Company agrees with each Initial Purchaser as follows:

(a) The Company will furnish to each Initial Purchaser and to counsel for the Initial Purchasers, without charge, during the period referred to in paragraph (c) below, as many copies of the Final Memorandum and any amendments and supplements thereto as they may reasonably request.

(b) The Company will not amend or supplement the Final Memorandum without the prior written consent of the Representatives, which consent shall not be unreasonably withheld; provided, however, that prior to the Closing Date, the Company will not amend the Final Memorandum to incorporate by reference any document under the Exchange Act unless, prior to such proposed filing, the Company has furnished the Representatives with a copy of such document for their review and the Representatives have not reasonably objected to the filing of such document. Prior to the Closing Date, the Company will promptly advise the Representatives when any document filed under the Exchange Act that is incorporated by reference in the Final Memorandum shall have been filed with the Commission.

(c) If at any time prior to the notification by the Initial Purchasers to the Company of the completion of the sale of the Securities by the Initial Purchasers, any event occurs as a result of which the Final Memorandum, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it should be necessary to amend or supplement the Final Memorandum to comply with applicable law, the Company promptly (i) will notify the Representatives of any such event; (ii) subject to the requirements of paragraph (b) of this Section 5, will prepare an amendment or supplement that will correct such statement or omission or effect such compliance; and (iii) will supply any supplemented or amended Final Memorandum to the several Initial Purchasers and counsel for the Initial Purchasers without charge in such quantities as they may reasonably request.

(d) The Company will arrange, if necessary, for the qualification of the Securities for sale by the Initial Purchasers under the laws of such jurisdictions as the Initial Purchasers may designate and will maintain such qualifications in effect so long as required for the sale of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits generally, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject. The Company will promptly advise the Representatives of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(e) Other than pursuant to the Registration Rights Agreement, neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf (other than the Initial Purchasers, as to which the Company makes no covenant) will, directly or indirectly, make offers or sales of any security, or solicit offers to buy any security, under circumstances that would require the registration of the Securities under the Act.

(f) Other than pursuant to the Registration Rights Agreement, neither the Company nor any of its Affiliates, nor any person acting on its or their behalf (other than the Initial Purchasers, as to which the Company makes no covenant) will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities in the United States.

(g) So long as any of the Securities are “restricted securities” within the meaning of Rule 144(a)(3) under the Act, the Company will, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act or it is not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the written request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Act. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities.

(h) Neither the Company nor any of its Affiliates, nor any person acting on its or their behalf (other than the Initial Purchasers, as to which the Company makes no covenant) will engage in any directed selling efforts with respect to the Securities, and each of them will comply with the offering restrictions requirement of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S.

(i) The Company will cooperate with the Representatives and use its reasonable best efforts to permit the Securities to be eligible for clearance and settlement through The Depository Trust Company.

(j) For a period of 90 days from the date of the Final Memorandum, the Company will not, directly or indirectly, (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock, or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise without the prior written consent of Citigroup, which shall not be unreasonably withheld, other than (i) any shares of Common Stock of the Company issued upon the conversion of any convertible notes or debentures (including, without limitation, the Securities) or convertible preferred stock or the exercise of options, warrants and rights outstanding on the date of the Final Memorandum, (ii) options or rights granted or stock issued and sold under existing employee stock purchase or option plans or the issuance of any rights thereunder by the Company or (iii) shares of Common Stock issued and sold pursuant to the Company’s existing effective shelf registration statements resulting in aggregate net proceeds not to exceed $50.0 million. Notwithstanding the restrictions in the preceding sentence, the Company shall be permitted to execute definitive documentation with Acqua Wellington North American Equities Fund, Ltd. with respect to its potential equity line of credit arrangement, including, but not limited to, a stock purchase agreement, during the 90-day period following the date of the Final Offering Memorandum without violating the provisions of this Section 5(j).

(k) The Company will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(l) The Company shall not, and shall cause its Affiliates not to, seek the release of the funds held in the Escrow Account (as defined in the Escrow Agreement) unless such release is in compliance with the terms of the Indenture and the Escrow Agreement.

(m) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation of the Indenture, the Registration Rights Agreement, the Escrow Agreement, the issuance of the Securities and the fees of the Trustee under the Escrow Agreement; (ii) the preparation, printing or reproduction of the Preliminary Memorandum and Final Memorandum and each amendment or supplement to either of them; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Preliminary Memorandum and Final Memorandum, and all amendments or supplements to either of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (v) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Initial Purchasers relating to such registration and qualification not to exceed $5,000); (vii) applying for the Securities to be traded in the PORTAL Market; (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and (x) all other costs and expenses incident to the performance by the Company of its obligations hereunder. It is expressly understood that except as provided in the Agreement, the Initial Purchasers will pay for their own expenses, including the fees of their counsel and any transfer taxes in connection with the resale of the Securities by them.

(n) The Company shall apply the net proceeds of the offering of the Securities as described in the “Use of Proceeds” section of the Final Memorandum.

6. Conditions to the Obligations of the Initial Purchasers. The obligations of the Initial Purchasers to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein at the Execution Time, the Closing Date and any Additional Closing Date pursuant to Section 3 hereof, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a) Latham & Watkins, special counsel for the Company, shall have furnished to the Initial Purchasers their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, in form and substance satisfactory to the Representatives, in substantially the form attached hereto as Exhibit B.

(b) Tricia Borga Suvari, General Counsel for the Company, shall have furnished to the Initial Purchasers her written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, in form and substance satisfactory to the Representatives, in substantially the form attached hereto as Exhibit C.

(c) The Representatives shall have received from Cahill Gordon & Reindel LLP, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Indenture, the Registration Rights Agreement, the Final Memorandum (as amended or supplemented at the Closing Date) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(d) The Company shall have furnished to the Representatives a certificate of the Company signed by the chief executive officer and any of the chief financial officer, the treasurer and the principal accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Final Memorandum, any amendment or supplement to the Final Memorandum and this Agreement and that:

(i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company has complied in all material respects with all agreements and satisfied all con-

ditions on their part to be performed or satisfied hereunder at or prior to the Closing Date; and

(ii) since the date of the most recent financial statements included in the Final Memorandum, there has been no event or occurrence that would reasonably be expected to result in a Material Adverse Effect, except as set forth in or contemplated by the Final Memorandum.

(e) At the Execution Time and at the Closing Date, the Company shall have requested and caused Ernst & Young LLP to furnish to the Representatives comfort letters regarding the Company, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives.

(f) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Final Memorandum, there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 6; or (ii) any change, or any development involving a prospective change, in or affecting the financial condition, results of operations, business operations, assets or liabilities of the Company and its subsidiaries, taken as a whole, except as set forth in or contemplated by the Final Memorandum, the effect of which is, in the reasonable judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to market the Securities as contemplated by the Final Memorandum.

(g) At the Closing Date, the Company and the Trustee shall have entered into the Indenture and the Representatives shall have received counterparts, conformed as executed, thereof.

(h) At the Closing Date, the Company and the Initial Purchasers shall have entered into the Registration Rights Agreement and the Representatives shall have received counterparts, conformed as executed, thereof.

(i) At the Closing Date, the Company and the Trustee shall have entered into the Escrow Agreement and the Representatives shall have received counterparts, conformed as executed, thereof.

(j) At the Closing Date, the Securities shall be eligible for clearance and settlement through the Depository Trust Company.

(k) At the Closing Date, the Securities shall have been designated as PORTAL-eligible securities in accordance with the rules and regulations of the NASD.

(l) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the

Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

(m) The “lock-up” agreements, each substantially in the form of Exhibit D hereto, between the Representatives on the one hand, and each of the executive officers and directors of the Company, on the other hand, relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date or Additional Closing Date, as the case may be.

(n) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Initial Purchasers, this Agreement and all obligations of the Initial Purchasers hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

The documents required to be delivered by this Section 6 will be delivered at the office of Cahill Gordon & Reindel LLP, New York, New York on the Closing Date.

7. Reimbursement of Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 6 hereof is not satisfied because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Initial Purchasers, the Company will reimburse the Initial Purchasers severally through Citigroup on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Initial Purchaser, the directors, officers, employees and agents of each Initial Purchaser and each person who controls any Initial Purchaser within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal, state or foreign statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Memorandum or the Final Memorandum (or in any supplement or amendment thereto), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Memorandum, the Final Memorandum, or in any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any of the Initial Purchasers for inclusion therein; and provided further, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Memorandum if copies of the Final Memorandum were timely delivered to the Initial Purchasers pursuant to Section 5 of this Agreement and a copy of the Final Memorandum (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the Initial Purchasers to the person asserting such loss, claim, damage or liability and if the Final Memorandum (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b) Each Initial Purchaser severally and not jointly agrees to indemnify and hold harmless the Company, each of its respective directors and officers and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Initial Purchaser, but only with reference to written information relating to the Initial Purchasers furnished to the Company by or on behalf of such Initial Purchaser through the Representatives specifically for inclusion in the Preliminary Memorandum or the Final Memorandum (or in any amendment or supplement thereto). This indemnity agreement will be in addition to any liability that any Initial Purchaser may otherwise have. The Company acknowledges that (i) the statements set forth in the last paragraph of the cover page regarding the delivery of the Securities and (ii) the disclosure in (x) the first sentence of the third paragraph, (y) the fourth, fifth and sixth sentences of the ninth paragraph and (z) the fifth and tenth paragraphs under the heading “Plan of Distribution,” in each case in the Preliminary Memorandum and the Final Memorandum, constitute the only information furnished in writing by or on behalf of the Initial Purchasers for inclusion in the Preliminary Memorandum or the Final Memorandum (or in any amendment or supplement thereto).

(c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemni-

fying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

(d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company on the one hand and the Initial Purchasers on the other agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending any loss, claim, damage, liability or action) (collectively “Losses”) to which the Company and one or more of the Initial Purchasers may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Initial Purchasers on the other from the offering of the Securities; provided, however, that in no case shall any Initial Purchaser be responsible for any amount in excess of the purchase discount or commission applicable to the Securities purchased by such Initial Purchaser hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Initial Purchasers severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Initial Purchasers on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions. Relative fault shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Initial Purchasers on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Initial Purchasers agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Initial Purchaser within the meaning of either the Act or the Exchange Act and each director, officer, employee, Affiliate and agent of an Initial Purchaser shall have the same rights to contribution as such Initial Purchaser, and each person who controls the Company within the meaning of either the Act or the Exchange Act and each officer and director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

9. Default by an Initial Purchaser. If any one or more Initial Purchasers shall fail to purchase and pay for any of the Securities agreed to be purchased by such Initial Purchaser hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Initial Purchasers shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Initial Purchasers) the Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Securities which the defaulting Initial Purchaser or Initial Purchasers agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Initial Purchasers shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Initial Purchasers do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Initial Purchaser or the Company. In the event of a default by any Initial Purchaser as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Final Memorandum or in any other documents or arrangements may be effected. Nothing con-

tained in this Agreement shall relieve any defaulting Initial Purchaser of its liability, if any, to the Company or any nondefaulting Initial Purchaser for damages occasioned by its default hereunder.

10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in any of the Company’s securities shall have been suspended by the Commission or the Nasdaq National Market; (ii) trading in securities generally on the Nasdaq National Market shall have been suspended or limited or minimum prices shall have been established on such Market; (iii) a banking moratorium shall have been declared either by U.S. federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated in the Final Memorandum (exclusive of any amendment or supplement thereto).

11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its respective officers or directors and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Initial Purchasers or the Company or any of their respective officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Citigroup Global Markets Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Citigroup Global Markets Inc. at 388 Greenwich Street, New York, New York 10013, Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to CV Therapeutics, Inc., 3172 Porter Drive, Palo Alto, CA 94304, Attention: General Counsel (fax no.: 650-858-0388) and confirmed to it at Latham & Watkins LLP, 135 Commonwealth Drive, Menlo Park, California 94025, Attention: Alan C. Mendelson, Esq. (fax no. (650) 463-2600).

13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the indemnified officers and directors and controlling persons referred to in Section 8 hereof and their respective successors, and, except as expressly set forth in Section 5(g) hereof, no other person will have any right or obligation hereunder.

14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York. The parties hereto each hereby waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement. The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

15. Waiver of Tax Confidentiality. Notwithstanding anything herein to the contrary, purchases of the Securities (and each employee, representative or other agent of the Company) may disclose to any and all persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of any transaction contemplated herein and all materials of any kind (including opinions or other tax analyses) that are provided to the purchasers of the Securities relating to such U.S. tax treatment and U.S. tax structure, other than any information for which nondisclosure is reasonably necessary in order to comply with applicable securities law.

16. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

17. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

18. Definitions. The terms that follow, when used in this Agreement, shall have the meanings indicated.

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Affiliate” shall have the meaning specified in Rule 501(b) of Regulation D.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking instiutions or trust companies are authorized or obligated by law to close in the City of New York.

“Citigroup” shall mean Citigroup Global Markets Inc.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Commission” shall mean the Securities and Exchange Commission.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and, where applicable, the rules and regulations of the Commission promulgated thereunder.

“Execution Time” shall mean, the date and time that this Agreement is executed and delivered by the parties hereto.

“Investment Company Act” shall mean the Investment Company Act of 1940, as amended, and, where applicable, the rules and regulations of the Commission promulgated thereunder.

“NASD” shall mean the National Association of Securities Dealers, Inc.

“PORTAL” shall mean the Private Offerings, Resales and Trading through Automated Linkages system of the NASD.

“Regulation D” shall mean Regulation D under the Act.

“Regulation S” shall mean Regulation S under the Act.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and, where applicable, the rules and regulations of the Commission promulgated thereunder.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement between the Company and the several Initial Purchasers.

Very truly yours,

CV THERAPEUTICS, INC.

By:	/s/ LOUIS G. LANGE, M.D., PH.D.
Name: Louis G. Lange, M.D., Ph.D.
Title: Chairman and Chief Executive Officer

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The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ MARK SIMON
Name: Mark Simon
Title: Managing Director

For itself and the several Initial Purchasers named in Schedule I to the foregoing Agreement.

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SCHEDULE I

Initial Purchasers		Principal Amount of Debentures to Be Purchased
Citigroup Global Markets Inc.	US$	75,000,000
CIBC World Markets Corp.		5,000,000
Deutsche Bank Securities Inc..		5,000,000
First Albany Corporation		5,000,000
Needham & Company, Inc.		5,000,000
SC Cowen Securities Corporation		5,000,000

Total	US$	100,000,000

EXHIBIT A

Selling Restrictions for Offers and

Sales Outside the United States

1. (a) The Securities have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act. Each Initial Purchaser represents and agrees that, except as otherwise permitted by Section 4(a)(i) of the Agreement to which this is an exhibit, it has offered and sold the Securities, and will offer and sell the Securities, (i) as part of their distribution at any time; and (ii) otherwise until one year after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S under the Act. Accordingly, each Initial Purchaser represents and agrees that neither it, nor any of its Affiliates nor any person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and that it and they have complied and will comply with the offering restrictions requirement of Regulation S and will not engage in any hedging transactions involving the Securities except in compliance with the Act. Each Initial Purchaser agrees that, at or prior to the confirmation of sale of Securities (other than a sale of Securities pursuant to Section 4(a)(i) of the Agreement to which this is an exhibit), it shall have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the “Act”) and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until one year after the later of the commencement of the offering and June 18, 2003, except in either case in accordance with Regulation S or Rule 144A under the Act. Terms used above have the meanings given to them by Regulation S.”

(b) Each Initial Purchaser also represents and agrees that it has not entered and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its Affiliates or with the prior written consent of the Company.

(c) Terms used in this section have the meanings given to them by Regulation S.

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2. Each Initial Purchaser represents and agrees that it has (i) not offered or sold, and, prior to the expiry of six months from the closing of the offering of the Securities will not offer or sell, any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments, whether as principal or agent, for purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (ii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of the Securities in circumstances in which Section 21(1) of the Financial Services and Markets Act 2000 (the “FSMA”) does not apply to the Company, and (iii) it has complied with and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.

3. Each Initial Purchaser understands and acknowledges that no action has been or will be taken in any jurisdiction by the Company that would permit a public offering of the securities, or possession or distribution of either Memorandum or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required.

4. Each Initial Purchaser has complied and will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Securities or has in its possession or distributes either Memorandum or any other offering or publicity material relating to the Securities.

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EXHIBIT B

Form of Opinion of Latham & Watkins LLP

1. The Company is a corporation under the DGCL, with corporate power and authority to own its properties and to conduct its business as described in the Final Memorandum. Based on certificates from public officials, we confirm that the Company is validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in the State of California.

2. The Purchase Agreement has been duly authorized by all necessary corporate action on the part of the Company, and the Purchase Agreement has been duly executed and delivered by the Company.

3. The Indenture has been duly authorized by all necessary corporate action of the Company, and the Indenture has been duly executed and delivered by the Company and is the legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

4. The Debentures have been duly authorized by all necessary corporate action of the Company and, when executed, issued and authenticated in accordance with the terms of the Indenture and delivered to and paid for by you in accordance with the terms of the Purchase Agreement, will be the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

5. The Shares have been duly authorized by all necessary corporate action of the Company and the Shares, if any, issued upon due conversion of the Debentures in accordance with the terms of the Debentures and the Indenture would, if issued today, be validly issued, fully paid and nonassessable and free of preemptive rights arising under the Company’s certificate of incorporation, bylaws or the DGCL.

6. The Registration Rights Agreement has been duly authorized by all necessary corporate action of the Company, and the Registration Rights Agreement has been duly executed and delivered by the Company and is the legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

7. The Escrow Agreement has been duly authorized by all necessary corporate action of the Company, and the Escrow Agreement has been duly executed and delivered by the Company and is the legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

8. The execution and delivery of the Purchase Agreement, the Indenture, the Registration Rights Agreement and the Escrow Agreement, and the issuance and sale of the Debentures by the Company pursuant to the Purchase Agreement on the date hereof do not:

(i) violate the Company’s certificate of incorporation or bylaws;

(ii) violate the DGCL or any federal or California statute, rule or regulation applicable to the Company; or

(iii) require any consents, approvals or authorizations to be obtained by the Company, or any registrations, declarations or filings to be made by the Company, in each case, under the DGCL or any federal or California statute, rule or regulation applicable to the Company, except such as may be required under state securities laws in connection with the purchase and distribution of the Debentures by the Initial Purchasers.

9. Assuming that the representations, warranties and agreements of the Initial Purchasers contained in the Purchase Agreement are accurate and have been complied with, no registration of the Debentures under the Securities Act of 1933, as amended (the “Securities Act”), and no qualification of the Indenture under the Trust Indenture Act of 1939, as amended, is required for the purchase of the Debentures by you or the initial resale of the Debentures by you to “qualified institutional buyers” (as such term is defined under Rule 144A under the Securities Act) or in “offshore transactions” (as such term is defined in Regulation S under the Securities Act), in each case, in the manner contemplated by the Purchase Agreement and the Final Memorandum. We express no opinion, however, as to when or under what circumstances any Debentures initially sold by you may be reoffered or resold.

10. The statements in the Final Memorandum under the captions “Description of Debentures” and “Description of Capital Stock,” insofar as they purport to constitute a summary of the legal matters or documents referred to therein, are accurate in all material respects.

11. With your consent based solely on a certificate of an officer of the Company as to factual matters, the Company is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

The primary purpose of our professional engagement was not to establish or confirm factual matters or financial or quantitative information. Therefore, we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Final Memorandum, (except to the extent expressly set forth in the numbered paragraph 10 of our opinion letter to you of even date), and have not made an independent check or verification thereof (except as aforesaid). However, in the course of acting as counsel to the Company in connection with the preparation by the Company of the Final Memorandum, we reviewed the Final Memorandum, and participated in conferences and telephone conversations with officers and other representatives of the Company, the independent public accountants for the Company, your representatives, and your counsel, during which conferences and conversations the contents of the Final Memorandum and related matters were discussed. We also reviewed and relied upon certain corporate records and documents and oral and written statements of officers and other representatives of the Company and others as to the existence and consequence of certain factual and other matters.

Based on our participation, review and reliance as described above, we advise you that no facts came to our attention that caused us to believe that the Final Memorandum, as of its date or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that we express no belief with respect to the financial statements, schedules, or other financial data included or incorporated by reference in, or omitted from, the Final Memorandum.

EXHIBIT C

Form of Opinion of Tricia Suvari General Counsel for the Company

1. The issuance and sale of the Securities by the Company pursuant to the Purchase Agreement will not result in the breach of or any default under any indentures, notes, loan agreements, mortgages, deeds of trust, security agreements and other written agreements and instruments creating, evidencing or securing indebtedness of the Company for borrowed money that are listed as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 or the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2003 (collectively, the “Material Agreements”).

2. To the best of my knowledge, the Company (i) is not in violation of its certificate of incorporation or bylaws, (ii) is not in default, and no event has occurred, which, with notice or lapse of time or both, would constitute a default, in the due performance or observance of any term, covenant or condition contained in any of the Material Agreements, and (iii) is not in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject and has obtained such licenses, permits, certificates, franchises or other governmental authorizations or permits necessary to the ownership of its property or to the conduct of its business, except, in the case of clauses (ii) and (iii), for those defaults, violations or failures which, either individually or in the aggregate, would not have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company.

3. To the best of my knowledge, there are no legal or governmental proceedings involving the Company required to be described in the Final Memorandum that are not described as required.

4. The statements in or incorporated by reference in the Final Memorandum, insofar as such statements purport to describe or summarize applicable provisions of the Federal Food, Drug, and Cosmetic Act and the regulations promulgated thereunder, are accurate and complete in all material respects and fairly present the information set forth therein.

5. The Company has obtained such licenses, permits, approvals, and authorizations required by the FDA that are necessary for the conduct of the business of the Company as it is currently conducted and described in the Final Memorandum and to my knowledge such authorizations are in effect.

6. I am not aware of any lawsuit or regulatory proceeding, pending or threatened, brought by or before the FDA, in which the Company is or would be the defen-

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dant or respondent, nor am I aware of any adverse judgment, decree or order currently in effect that has been issued by the FDA against the Company

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EXHIBIT D

[Form of Lock-Up Agreement]

[            ], 2003

CITIGROUP GLOBAL MARKETS INC.

As Representative of the

Several Initial Purchasers

named in Schedule I to

the Purchase Agreement referred to below

388 Greenwich Street

New York, New York 10013

Re:	CV Therapeutics, Inc. - Senior Subordinated
Convertible Debenture Offering

Ladies and Gentlemen:

The undersigned understands that you, as Representative of the Initial Purchasers, propose to enter into a Purchase Agreement (the “Purchase Agreement”) with CV Therapeutics, Inc., a Delaware corporation (the “Company”), providing for the offering (the “Offering”) by the Initial Purchasers to be named in Schedule I to the Purchase Agreement (the “Initial Purchasers”), of Senior Subordinated Convertible Debentures due 2023 (the “Securities”) convertible into common stock, par value $.001 per share (the “Common Stock”) of the Company. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Purchase Agreement.

In consideration of the Initial Purchasers’ agreement to purchase the Securities, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of Citigroup Global Markets Inc. on behalf of the Initial Purchasers, which shall not be unreasonably withheld, the undersigned will not, during the period ending 90 days after the date of the final offering memorandum relating to the Offering (the “Final Memorandum”), (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for Common Stock (including, but not limited to, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) other than as a bona fide gift or bona fide gifts, provided, however, that the recipient of such bona fide gift or

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bona fide gifts shall execute a copy of and be bound by the terms of, this Agreement, or (2) enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, including, but not limited to, any security convertible into or exercisable or exchangeable for Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In addition, the undersigned agrees that, without the prior written consent of Citigroup Global Markets Inc. on behalf of the Initial Purchasers, which shall not be unreasonably withheld, it will not, during the period ending 90 days after the date of the Final Memorandum, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

The foregoing paragraph shall not apply to the sale or other transfer of up to an aggregate of 300,000 shares of Common Stock held by officers and directors of the Company signing a lock-up agreement in connection with the Offering, the allocation of such shares among such officers and directors to be determined by the Company in its sole discretion.

In furtherance of the foregoing, the Company and any duly appointed transfer agent for the registration or transfer of the securities described herein are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that, if the Purchase Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Securities to be sold thereunder, this Lock-Up Agreement shall terminate and be of no further force or effect, and the undersigned shall be released from all obligations under this Lock-Up Agreement.

The undersigned understands that the Initial Purchasers propose to enter into the Purchase Agreement and to proceed with the Offering in reliance upon this Lock-Up Agreement.

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THIS LOCK-UP AGREEMENT SHALL BE GOVERNED BY AND

CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Very truly yours,

By:
Name:
Title:

Accepted as of the date first set forth above:

CITIGROUP GLOBAL MARKETS INC.
Acting on behalf of itself and the other Initial Purchasers to be named in Schedule I to the Purchase Agreement

By:	CITIGROUP GLOBAL MARKETS INC.

By:
Name:
Title:

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